Exhibit 99.1

Office of the United States Trustee

In re:
The Kushner-Locke Company

Chapter 11

Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	41
For the Period FROM:	3/1/2005
TO:	3/31/2005

			Collateral	Concentration
CASH ACTIVITY ANALYSIS (Cash Basis Only)			Account	Account
Balance before Statement #1			268,333.21	65,956.21

A.	Total Receipts per all Prior Interim Statements		6,659,544.77	5,235,916.40

B.	Less: Total Disbursements per all Prior Statements		5,441,903.55	5,238,068.77

C.	Beginning Balance		1,485,974.43	63,803.84

D.	Receipts during Current Period
	Description
	3/3/2005	Wire Transfer		45,000.00
	3/16/2005	Wire Transfer		35,000.00
	3/23/2005	Tango/City National	270,000.00
	3/23/2005	Tango/City National	270,000.00
	3/25/2005	Lifetime	18,333.34
	3/25/2005	A&E	232.52
	3/25/2005	Hamdon	892.00
	3/25/2005	Chris Corabi	75.00
	3/30/2005	Wire Transfer		35,000.00
	3/31/2005	interest	3,246.95
	TOTAL RECEIPTS THIS PERIOD		562,779.81	115,000.00	—	—

E.	Balance Available (C plus D)		2,048,754.24	178,803.84	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 41	Page 2 of 3

				Collateral	Concentration
CASH ACTIVITY ANALYSIS (Cash Basis Only)				Account	Account
F.	Less: Disbursements during Current Period:
	Date	Check No.	Payee/Purpose
	3/1/2005		ADP Taxes		10,856.29
	3/1/2005	8166	Payroll		1213.46
	3/1/2005	8167	Payroll		10365.10
	3/1/2005	8168	Payroll		1419.17
	3/1/2005	8169	Payroll		2510.53
	3/3/2005		Wire Transfer	45,000.00
	3/4/2005		ADP Fees		157.24
	3/11/2004		ADP Fees		97.24
	3/14/2005	38174	Federal Express		69.99
	3/14/2005	38175	Recall		1459.83
	3/14/2005	38176	Department Of Consumer Affairs		200.00
	3/14/2005	38177	Qwest Communications		67.06
	3/14/2005	38178	UPS Supply Chain Solutions, Inc.		69.80
	3/14/2005	38179	Bonded Services, Inc		6597.91
	3/14/2005	38180	Franchise Tax Board		800.00
	3/14/2005	38181	Franchise Tax Board		800.00
	3/14/2005	38182	Franchise Tax Board		800.00
	3/15/2005		ADP Taxes		8200.52
	3/15/2005	8170	Payroll		1213.46
	3/15/2005	8171	Payroll		10655.79
	3/15/2005	8172	Payroll		1419.16
	3/15/2005	8173	Payroll		2510.53
	3/16/2005		Wire Transfer	35,000.00
	3/18/2005		ADP Fees		10.00
	3/23/2005	38183	Clumeck, Stern, Schenkelburg & Getzo		4550.00
	3/23/2005	38184	KEVIN MARINO		440.56
	3/23/2005	38185	Blue Shield of California		373.00
	3/23/2005	38186	LPS		65.00
	3/23/2005	38187	Digital Post Services		414.54
	3/23/2005	38188	Arrowhead		29.38
	3/23/2005	38189	Accurate Express		15.30
	3/24/2005	38190	Health Net		3239.13
	3/25/2005		ADP Fees		97.24
	3/29/2005		ADP Taxes		9067.80
	3/29/2005	38191	New Beginnings Enterprises		3765.00
	3/29/2005	38192	Point 360		364.00
	3/29/2005	38193	GrapheeX Inc.		519.60
	3/29/2005	38194	SBC		361.07
	3/29/2005	38195	SBC		83.84
	3/29/2005	38196	Qwest Communications		52.00
	3/29/2005	38197	Doniger & Fetter		26.58
	3/29/2005	8174	Payroll		1213.46
	3/29/2005	8175	Payroll		11652.64
	3/29/2005	8176	Payroll		1419.18
	3/29/2005	8177	Payroll		2510.53
	3/30/2005		Wire Transfer	35,000.00
	TOTAL DISBURSEMENTS THIS PERIOD:			115,000.00	101,752.93	—	—

G.	Ending Balance (E less F)			1,933,754.24	77,050.91	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 41	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460
I:	Other monies on hand:

The Kushner Locke Company PWI account	1891215236	731.10
Bank of Scotland — Pinocchio	3516309	868,946.35	Pound Sterling	Time Deposit
Bank of Scotland — Basil	3516317	213,948.43	Pound Sterling	Time Deposit	(KL’ s interest is 50%)
Allied Pinocchio	10747301	—	Pound Sterling
Edge Entertainment	1891152710	172.89
European Films LTD	1890563818	7,051.58

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:

BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	17,694.61
KL\7 Venture	1890-69-6360	11,946.83
Denial Venture	1890-69-6501	72,553.08
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession